UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2009

ONCOGENEX PHARMACEUTICALS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	033-80623	95-4343413
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1522 217th Place S.E. Bothell, Washington	98021
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 487-9500

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On March 11, 2009, OncoGenex Pharmaceuticals, Inc. (the “Company”) issued a press release announcing its financial results for the 2008 fourth quarter and full-year. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference. The press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (“Securities Act”).
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On March 9, 2009, the Company filed Certificates of Correction to the Certificates of Amendment of Certificate of Incorporation filed with the Secretary of State of the State of Delaware on May 6, 1999 and May 7, 2004, respectively (“Certificates of Correction”). The Certificates of Correction, which were effective upon filing, were filed to correct typographical errors in respect of the provisions of the Company’s certificate of incorporation relating to preferred stock issuable by the Company. The Company currently has no shares of preferred stock outstanding. A copy of the Certificates of Correction are attached as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.
Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.
In connection with a comprehensive review of the Company’s corporate governance policies, on March 9, 2009, the Board of Directors of the Company (the “Board”) approved the adoption of a Code of Business Conduct and Ethics (the “New Code”) to replace the Company’s Code of Conduct. The New Code is applicable to all directors, officers and employees of the Company. The New Code was adopted to, among other things, update and clarify the duties, obligations and responsibilities that are imposed upon the persons subject to its provisions. Additionally, on March 9, 2009, the Board approved the adoption of a Whistle Blowing Policy (“Whistle Blowing Policy”), which is incorporated into the New Code and which outlines the principles and commitments that the Company has made with respect to the treatment of complaints by its personnel. Copies of the New Code and the Whistle Blowing Policy are available on the Company’s website at www.oncogenex.com.
Item 7.01 Regulation FD Disclosure.
A copy of the materials that the Company intends to present in connection with its fourth-quarter and year-end conference call on March 11, 2009 is attached as Exhibit 99.2 and incorporated herein by reference.
Item 8.01 Other Events.
On March 9, 2009, the Board also approved, among other things:
•	a Board Charter;

•	new Charters for the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, to supersede in their entirety the Company’s prior committee charters; and

•	a new insider trading policy to supersede the insider trading policy and the 10b5-1 plan and share retention policies of Sonus Pharmaceuticals, Inc.

The new charters and policies were adopted as part of a comprehensive review of the Company’s corporate governance policies. Copies of the new Board and committee charters are available on the Company’s website at www.oncogenex.com.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit Number	Description

3.1	Certificate of Correction filed on March 9, 2009 to Certificate of Amendment filed on May 6, 1999

3.2	Certificate of Correction filed on March 9, 2009 to Certificate of Amendment filed on May 7, 2004

99.1	Press Release of the Company dated March 11, 2009

99.2	Materials to be presented in connection with the Company’s 2008 fourth-quarter and year-end conference call

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ONCOGENEX PHARMACEUTICALS, INC.
Date: March 11, 2009	/s/ Stephen Anderson
Stephen Anderson
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Correction filed on March 9, 2009 to Certificate of Amendment filed on May 6, 1999

3.2	Certificate of Correction filed on March 9, 2009 to Certificate of Amendment filed on May 7, 2004

99.1	Press Release of the Company dated March 11, 2009

99.2	Materials to be presented in connection with the Company’s 2008 fourth-quarter and year-end conference call